UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT                JUNE 30, 2012

Global Bond Fund

Table of Contents

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Notes to Financial Statements	25
Financial Highlights	32
Report of Independent Registered Public Accounting Firm	33
Management	34
Approval of Management Agreement	37
Additional Information	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the shortened reporting period from the fund’s inception on January 31, 2012, to June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Economic and Financial Uncertainties Resurfaced

The global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession during the first half of 2012. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

Some of these near-term uncertainties manifested themselves in relative asset returns for the five months ended June 30, 2012. Commodity prices plunged as global economic growth slowed, and assets perceived to be “safe-haven” investments rallied, including the U.S. dollar. The dollar’s strength negatively affected the returns of foreign investments—including international bonds—that had to be converted from weaker currencies, such as the euro, to the stronger dollar for the portfolios of U.S. investors.

Unfortunately, the instability that helped trigger flight-to-quality trading in the first half of 2012 remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Global bonds advanced for the period from January 31 to June 30, 2012. The broad Barclays Global Aggregate Bond Index, hedged to remove the effects of currency fluctuations, gained nearly 2% for the reporting period.

Developments in Europe’s sovereign debt crisis had an impact on global bond market performance. As the reporting period began, efforts by the European Central Bank to provide long-term debt financing and other support helped ease the growing stress on the Continent’s debt markets and banking sector. This positive news was short-lived, however, as political turmoil in Greece and faltering banks in Spain led to growing concerns about the sustainability of the euro. These concerns eased in June amid favorable elections in Greece, a recapitalization program for Spanish banks, and talk of a single European banking authority.

Another factor impacting bond markets worldwide was a broad slowdown in economic growth during the period. A number of European countries faced recessions, brought on in part by austerity measures intended to bring fiscal deficits under control. The economic weakness in Europe also impacted fast-growing emerging markets such as China, where exports to Europe and other developed countries are a meaningful component of the economy. Even the U.S. economy, which appeared to pick up steam in early 2012, slowed appreciably by the end of the reporting period.

In this environment, bond yields generally declined around the globe, with yields in many countries approaching record lows. Peripheral European bond markets generated the best returns, while bond markets in Germany, the U.S., and Japan lagged. From a sector perspective, corporate bonds and other non-government securities outperformed government bonds on a global basis during the reporting period.

Major Currency and Global Bond Market Returns
From January 31, 2012 through June 30, 2012*
Currency Returns**
U.S. Dollar vs. Euro	3.36%
U.S. Dollar vs. Japanese Yen	4.88%
International Bond Market Return (in dollars)
Barclays Global Aggregate Bond Index (USD, hedged)	1.72%
Barclays Global Treasury ex-U.S. Bond Index	-1.76%

*	Total returns for periods less than one year are not annualized.
**	All percentage changes in foreign exchange rates are calculated on the basis of that currency per one U.S. dollar.

3

Performance

Total Returns as of June 30, 2012
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	AGBVX	1.90%	1/31/12
Barclays Global Aggregate Bond Index (USD, hedged)	—	1.72%	—
Institutional Class	AGBNX	2.00%	1/31/12
A Class No sales charge* With sales charge*	AGBAX	1.80% -2.77%	1/31/12
C Class No sales charge* With sales charge*	AGBTX	1.50% 0.50%	1/31/12
R Class	AGBRX	1.70%	1/31/12

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.96%	0.76%	1.21%	1.96%	1.46%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: John Lovito, Federico Garcia Zamora, Simon Chester, Robert Gahagan, and David MacEwen

Performance Summary

Global Bond returned 1.90%* from its inception on January 31, 2012, to June 30, 2012. By comparison, the fund’s benchmark index, the Barclays Global Aggregate Bond Index (USD, hedged), returned 1.72%. The fund’s results reflected operating expenses, while the benchmark’s return did not.

The positive performance for both Global Bond and its benchmark index, which is hedged to remove the effects of currency fluctuations, reflected the rally in international bond markets during the reporting period (see page 3 for more details). The fund’s outperformance of its benchmark for the period was driven primarily by sector allocation, particularly in the U.S. portion of the portfolio.

High-Quality Focus in International Component

The fund’s international bond holdings, which comprised approximately 60% of the portfolio throughout the reporting period, emphasized high-quality bonds (those rated AA or higher). In particular, the fund was defensively positioned in Europe, with overweight positions in the U.K. and Germany and limited exposure to peripheral European markets. The fund also held underweight positions in Asian bond markets, including Japan and South Korea. Overall, the fund’s country weightings detracted modestly from performance as underweight positions in core European bond markets other than Germany (most notably France and Belgium) weighed on relative results during the reporting period.

Exposure to non-government bonds outside the U.S. added value during the period as non-government securities generally outperformed government bonds. The fund’s international non-government holdings included selected corporate bonds, supra-national securities (such as those issued by the European Investment Bank), and covered bonds, which are typically backed by a pool of mortgages or other debt.

Sector Allocation Boosted Results in the U.S.

In the U.S. portion of the portfolio, overweight positions in corporate bonds, both investment-grade and high-yield, contributed favorably to performance as corporate securities were among the top performers in the domestic bond market for the reporting period. An overweight position in commercial mortgage-backed securities and an underweight position in Treasury bonds also added value versus the benchmark index.

After a meaningful rally in corporate bonds during the first quarter of 2012, we lowered the fund’s risk profile by reducing its overweight in U.S. corporate securities. This proved to be a favorable decision as corporate bonds underperformed over the final three months of the period. Individual security selection among corporate securities also contributed positively to performance.

Toward the end of the period, we added small positions in Treasury inflation-protected securities and municipal bonds, taking advantage of attractive relative values.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

5

Currency Positioning Mixed But Positive Overall

Although the portfolio typically hedges its foreign currency exposure, we take modest tactical currency positions in an effort to add value to performance. During the reporting period, the fund emphasized currencies in economically sensitive countries with commodity-based economies, strong fiscal positions, robust banking sectors, and exposure to fast-growing emerging markets. These included overweight positions in the Australian dollar, New Zealand dollar, Canadian dollar, and Norwegian krone. At the same time, the fund held underweight positions in the U.S. dollar, the euro, and the Japanese yen.

The fund’s currency positioning produced mixed but generally positive results for the reporting period. The fund’s underweight position in the U.S. dollar detracted from results as the dollar strengthened against most major currencies, but underweight positions in the Japanese yen and euro contributed positively to performance. The economically sensitive currencies fared well early in the period, then gave back much of the gains over the last three months.

A Look Ahead

The themes that have dominated the global bond markets over the last 12–24 months are likely to continue as we move into the second half of 2012. We expect to see modest global economic growth, at an annual rate of 1–3%, over the next six to 12 months. We also expect interest rates to remain low around the world as central banks maintain their accommodative policies to stimulate economic activity. Even central banks in China and other emerging markets are becoming more accommodative, which should bode well for the economically sensitive currencies we favor in the portfolio.

We expect the situation in Europe to remain volatile and will likely continue to be the main factor influencing international bond performance in the coming months. At the European Union summit at the end of June, the EU made some decisions—such as creating a unified banking regulator and a new bank recapitalization fund—that took the markets by surprise. We believe that Europe will eventually move toward greater fiscal integration and debt mutualization, but these developments will happen over an extended period of time.

6

Fund Characteristics

JUNE 30, 2012
Portfolio at a Glance
Average Duration (effective)	5.7 years
Weighted Average Life	8.4 years

Bond Holdings by Country	% of net assets
United States	38.2%
Japan	17.2%
United Kingdom	10.5%
Germany(1)	4.7%
Italy(1)	3.3%
France(1)	3.3%
Canada	2.9%
Netherlands(1)	2.2%
Australia	1.7%
Multi-National	1.3%
Spain(1)	1.1%
Other Countries	6.0%
Cash and Equivalents(2)	7.6%
(1)These countries are members of the eurozone. (2)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	44.0%
Corporate Bonds	25.1%
U.S. Government Agency Mortgage-Backed Securities	12.2%
Municipal Securities	3.7%
U.S. Treasury Securities	3.6%
Commercial Mortgage-Backed Securities	2.2%
Collateralized Mortgage Obligations	1.2%
U.S. Government Agency Securities	0.4%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	6.5%*
*Amount relates primarily to foreign currency holdings at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,019.00(2)	$4.00(3)	0.96%
Institutional Class	$1,000	$1,020.00(2)	$3.17(3)	0.76%
A Class	$1,000	$1,018.00(2)	$5.04(3)	1.21%
C Class	$1,000	$1,015.00(2)	$8.15(3)	1.96%
R Class	$1,000	$1,017.00(2)	$6.07(3)	1.46%
Hypothetical
Investor Class	$1,000	$1,020.09(4)	$4.82(4)	0.96%
Institutional Class	$1,000	$1,021.08(4)	$3.82(4)	0.76%
A Class	$1,000	$1,018.85(4)	$6.07(4)	1.21%
C Class	$1,000	$1,015.12(4)	$9.82(4)	1.96%
R Class	$1,000	$1,017.60(4)	$7.32(4)	1.46%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value based on actual return from January 31, 2012 (fund inception) through June 30, 2012.
(3)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 151, the number of days in the period from January 31, 2012 (fund inception) through June 30, 2012, divided by 366 to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments

JUNE 30, 2012

		Principal Amount	Value
Sovereign Governments and Agencies — 44.0%
AUSTRALIA — 1.7%
Government of Australia, 6.50%, 5/15/13	AUD	220,000	$232,195
Government of Australia, 5.75%, 7/15/22	AUD	60,000	75,751
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	145,000	163,271
			471,217
AUSTRIA — 0.9%
Republic of Austria, 3.40%, 10/20/14(1)	EUR	100,000	134,829
Republic of Austria, 4.35%, 3/15/19(1)	EUR	75,000	109,077
Republic of Austria, 4.15%, 3/15/37(1)	EUR	10,000	14,638
			258,544
BELGIUM — 0.8%
Kingdom of Belgium, 4.00%, 3/28/14	EUR	60,000	80,013
Kingdom of Belgium, 4.00%, 3/28/18	EUR	30,000	41,327
Kingdom of Belgium, 3.75%, 9/28/20	EUR	25,000	33,564
Kingdom of Belgium, 5.00%, 3/28/35	EUR	55,000	81,869
			236,773
BRAZIL — 0.4%
Brazilian Government International Bond, 5.875%, 1/15/19		100,000	121,200
CANADA — 2.6%
Government of Canada, 5.00%, 6/1/14	CAD	75,000	79,194
Government of Canada, 4.00%, 6/1/17	CAD	170,000	188,518
Government of Canada, 3.75%, 6/1/19	CAD	65,000	73,426
Government of Canada, 3.25%, 6/1/21	CAD	85,000	94,655
Government of Canada, 5.75%, 6/1/33	CAD	40,000	61,668
Government of Canada, 4.00%, 6/1/41	CAD	30,000	39,765
Province of British Columbia Canada, 4.10%, 12/18/19	CAD	65,000	71,921
Province of Ontario Canada, 1.60%, 9/21/16		$40,000	$40,779
Province of Ontario Canada, 4.65%, 6/2/41	CAD	70,000	84,171
			734,097
DENMARK — 0.3%
Kingdom of Denmark, 4.00%, 11/15/19	DKK	350,000	72,045
Kingdom of Denmark, 4.50%, 11/15/39	DKK	55,000	13,800
			85,845
FINLAND — 0.3%
Government of Finland, 3.375%, 4/15/20	EUR	50,000	70,669
FRANCE — 0.7%
Government of France, 4.00%, 4/25/14	EUR	55,000	74,134
Government of France, 5.50%, 4/25/29	EUR	75,000	120,735
			194,869
GERMANY — 3.4%
German Federal Republic, 2.00%, 2/26/16	EUR	90,000	120,699
German Federal Republic, 2.25%, 9/4/20	EUR	485,000	658,447
German Federal Republic, 4.25%, 7/4/39	EUR	95,000	166,520
			945,666
IRELAND — 0.5%
Ireland Government Bond, 4.00%, 1/15/14	EUR	70,000	87,441
Ireland Government Bond, 5.90%, 10/18/19	EUR	35,000	43,469
			130,910
ITALY — 2.5%
Republic of Italy, 3.75%, 8/1/15	EUR	185,000	231,243
Republic of Italy, 5.25%, 8/1/17	EUR	140,000	179,203
Republic of Italy, 4.75%, 8/1/23	EUR	130,000	152,713
Republic of Italy, 4.00%, 2/1/37	EUR	135,000	131,251
			694,410

10

Principal Amount	Value
JAPAN — 17.2%
Government of Japan, 0.60%, 9/20/14	JPY	$50,200,000	$635,045
Government of Japan, 1.20%, 6/20/15	JPY	78,300,000	1,011,185
Government of Japan, 1.50%, 9/20/18	JPY	141,000,000	1,886,865
Government of Japan, 1.00%, 12/20/21	JPY	29,400,000	375,333
Government of Japan, 2.40%, 3/20/37	JPY	66,300,000	925,807
			4,834,235
MEXICO — 0.2%
United Mexican States, MTN, 5.95%, 3/19/19		$30,000	36,720
United Mexican States, 6.05%, 1/11/40		$20,000	25,900
			62,620
MULTI-NATIONAL — 1.3%
European Investment Bank, 2.50%, 7/15/15	EUR	130,000	172,033
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	50,000	68,993
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	85,000	124,287
			365,313
NETHERLANDS — 1.3%
Kingdom of Netherlands, 4.00%, 7/15/16	EUR	140,000	198,769
Kingdom of Netherlands, 3.50%, 7/15/20	EUR	90,000	127,903
Kingdom of Netherlands, 4.00%, 1/15/37	EUR	20,000	31,620
			358,292
NEW ZEALAND — 0.2%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	50,000	44,467
NORWAY — 0.2%
Government of Norway, 4.25%, 5/19/17	NOK	250,000	47,494
PERU†
Republic of Peru, 6.55%, 3/14/37		$10,000	13,660
SOUTH KOREA — 0.1%
Korea Development Bank, 3.25%, 3/9/16		$40,000	41,503
SPAIN — 0.7%
Government of Spain, 5.85%, 1/31/22	EUR	165,000	201,184
SWEDEN — 0.8%
Government of Sweden, 6.75%, 5/5/14	SEK	1,000,000	159,624
Government of Sweden, 4.25%, 3/12/19	SEK	450,000	77,213
			236,837
SWITZERLAND — 0.2%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	55,000	65,204
UNITED KINGDOM — 7.7%
Government of United Kingdom, 5.00%, 9/7/14	GBP	85,000	146,804
Government of United Kingdom, 4.00%, 9/7/16	GBP	210,000	374,608
Government of United Kingdom, 3.75%, 9/7/21	GBP	455,000	839,132
Government of United Kingdom, 4.50%, 12/7/42	GBP	335,000	676,327
United Kingdom Gilt, 4.25%, 12/7/55	GBP	60,000	118,456
			2,155,327
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $12,540,518)			12,370,336
Corporate Bonds — 25.1%
AEROSPACE AND DEFENSE — 0.4%
Lockheed Martin Corp., 4.25%, 11/15/19		$40,000	44,779
Raytheon Co., 4.40%, 2/15/20		20,000	22,759
United Technologies Corp., 5.70%, 4/15/40		10,000	12,750
United Technologies Corp., 4.50%, 6/1/42		20,000	22,096
			102,384
AUTOMOBILES — 0.4%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		20,000	22,306
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)		100,000	100,979
			123,285

11

Principal Amount	Value
BEVERAGES — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		$40,000	$52,930
Coca-Cola Co. (The), 1.80%, 9/1/16		30,000	30,855
SABMiller Holdings, Inc., 2.45%, 1/15/17(1)		20,000	20,646
SABMiller Holdings, Inc., 3.75%, 1/15/22(1)		10,000	10,664
			115,095
BIOTECHNOLOGY — 0.2%
Amgen, Inc., 2.125%, 5/15/17		30,000	30,401
Gilead Sciences, Inc., 4.40%, 12/1/21		20,000	22,135
			52,536
CAPITAL MARKETS — 0.9%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17		50,000	51,535
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		10,000	10,201
Fidelity International Ltd., MTN, 6.875%, 2/24/17	EUR	50,000	69,185
Jefferies Group, Inc., 5.125%, 4/13/18		$10,000	9,800
Northern Trust Corp., 4.625%, 5/1/14		30,000	32,119
UBS AG, MTN, 6.625%, 4/11/18	GBP	50,000	90,658
			263,498
CHEMICALS — 0.5%
CF Industries, Inc., 7.125%, 5/1/20		$30,000	36,600
Dow Chemical Co. (The), 5.90%, 2/15/15		50,000	55,797
Eastman Chemical Co., 3.60%, 8/15/22		20,000	20,458
Ecolab, Inc., 4.35%, 12/8/21		20,000	22,228
			135,083
COMMERCIAL BANKS — 3.0%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/22	GBP	100,000	168,594
Banca Monte dei Paschi di Siena SpA, 4.875%, 9/15/16	EUR	100,000	126,650
Bank of America N.A., 5.30%, 3/15/17		$50,000	52,132
Bank of Nova Scotia, 2.55%, 1/12/17		20,000	20,811
Barclays Bank plc, MTN, 4.875%, 12/29/49	EUR	40,000	28,221
Capital One Financial Corp., 2.15%, 3/23/15		$10,000	10,086
HSBC Bank plc, 3.50%, 6/28/15(1)		20,000	20,932
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16		50,000	52,100
Kreditanstalt fuer Wiederaufbau, 3.875%, 1/21/19	EUR	70,000	101,743
Kreditanstalt fuer Wiederaufbau, MTN, 4.625%, 1/4/23	EUR	70,000	109,562
PNC Funding Corp., 3.625%, 2/8/15		$40,000	42,516
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		40,000	41,040
Wells Fargo & Co., 2.10%, 5/8/17		30,000	30,115
Wells Fargo & Co., 5.625%, 12/11/17		20,000	23,394
Wells Fargo & Co., MTN, 3.50%, 3/8/22		10,000	10,319
			838,215
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Republic Services, Inc., 5.50%, 9/15/19		10,000	11,596
Republic Services, Inc., 3.55%, 6/1/22		10,000	10,137
Waste Management, Inc., 2.60%, 9/1/16		20,000	20,552
			42,285
COMPUTERS AND PERIPHERALS — 0.1%
Hewlett-Packard Co., 2.60%, 9/15/17		30,000	30,165
CONSTRUCTION MATERIALS — 0.2%
Cie de St-Gobain, MTN, 4.75%, 4/11/17	EUR	50,000	69,353
CONSUMER FINANCE — 0.5%
American Express Credit Corp., MTN, 2.75%, 9/15/15		$70,000	73,112
American Express Credit Corp., MTN, 2.375%, 3/24/17		10,000	10,265

12

Principal Amount	Value
Credit Suisse (New York), 5.50%, 5/1/14		$40,000	$42,428
SLM Corp., 6.25%, 1/25/16		20,000	21,100
			146,905
DIVERSIFIED FINANCIAL SERVICES — 3.5%
Ally Financial, Inc., 8.30%, 2/12/15		40,000	43,700
Bank of America Corp., 4.50%, 4/1/15		10,000	10,316
Bank of America Corp., 6.50%, 8/1/16		10,000	10,995
Bank of America Corp., 3.875%, 3/22/17		40,000	40,809
Bank of America Corp., 5.70%, 1/24/22		10,000	11,042
Citigroup, Inc., 6.01%, 1/15/15		30,000	32,255
Citigroup, Inc., 6.125%, 5/15/18		60,000	67,111
Citigroup, Inc., 4.50%, 1/14/22		10,000	10,356
General Electric Capital Corp., 4.375%, 9/16/20		50,000	54,223
General Electric Capital Corp., MTN, 6.00%, 8/7/19		70,000	82,074
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16		50,000	50,064
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		40,000	42,333
HSBC Holdings plc, 5.10%, 4/5/21		30,000	33,577
HSBC Holdings plc, MTN, 3.875%, 3/16/16	EUR	100,000	135,868
JP Morgan Chase Capital XXV, Series Y, 6.80%, 10/1/37		$10,000	10,025
JPMorgan Chase & Co., 3.45%, 3/1/16		10,000	10,377
JPMorgan Chase & Co., 6.00%, 1/15/18		70,000	80,485
Merck Financial Services GmbH, MTN, 4.50%, 3/24/20	EUR	50,000	71,607
Morgan Stanley, 5.50%, 7/24/20		$30,000	29,417
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	50,000	60,087
Societe Generale SA, 2.50%, 1/15/14		$100,000	98,725
Syngenta Finance NV, 3.125%, 3/28/22		10,000	10,179
			995,625
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
AT&T, Inc., 6.55%, 2/15/39		50,000	64,662
CenturyLink, Inc., 5.80%, 3/15/22		10,000	9,981
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		50,000	60,306
France Telecom SA, MTN, 3.875%, 4/9/20	EUR	50,000	67,940
Frontier Communications Corp., 7.125%, 3/15/19		$25,000	25,375
Koninklijke KPN NV, MTN, 4.75%, 1/17/17	EUR	50,000	69,484
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	50,000	65,542
Telefonica Emisiones SAU, 5.46%, 2/16/21		$20,000	17,456
Telefonica Emisiones SAU, MTN, 5.375%, 2/2/18	GBP	50,000	71,327
Verizon Communications, Inc., 4.60%, 4/1/21		$40,000	45,964
Virgin Media Finance plc, 8.375%, 10/15/19		45,000	50,794
			548,831
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 9.75%, 4/15/16		20,000	23,800
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		20,000	22,900
Jabil Circuit, Inc., 5.625%, 12/15/20		10,000	10,625
			33,525
ENERGY EQUIPMENT AND SERVICES — 0.2%
Ensco plc, 3.25%, 3/15/16		20,000	21,027
Noble Holding International Ltd., 3.95%, 3/15/22		10,000	10,140
Transocean, Inc., 6.375%, 12/15/21		10,000	11,467
			42,634

13

Principal Amount	Value
FOOD AND STAPLES RETAILING — 0.3%
CVS Caremark Corp., 6.60%, 3/15/19		$30,000	$37,485
Safeway, Inc., 4.75%, 12/1/21		10,000	9,944
Wal-Mart Stores, Inc., 5.625%, 4/15/41		30,000	39,257
			86,686
FOOD PRODUCTS — 0.3%
Kraft Foods, Inc., 6.50%, 2/9/40		10,000	12,909
Kraft Foods, Inc., 5.00%, 6/4/42(1)		10,000	10,641
TreeHouse Foods, Inc., 7.75%, 3/1/18		45,000	48,882
			72,432
GAS UTILITIES — 0.5%
El Paso Corp., 7.25%, 6/1/18		40,000	46,362
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20		10,000	11,663
Enterprise Products Operating LLC, 5.20%, 9/1/20		30,000	34,403
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		20,000	22,947
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22		10,000	10,241
Williams Partners LP, 4.125%, 11/15/20		10,000	10,490
			136,106
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Covidien International Finance SA, 3.20%, 6/15/22		20,000	20,681
HEALTH CARE PROVIDERS AND SERVICES — 0.6%
Express Scripts, Inc., 6.25%, 6/15/14		50,000	54,700
Express Scripts, Inc., 2.65%, 2/15/17(1)		40,000	40,756
HCA, Inc., 7.875%, 2/15/20		30,000	33,450
Healthsouth Corp., 8.125%, 2/15/20		40,000	43,900
WellPoint, Inc., 3.125%, 5/15/22		10,000	10,110
			182,916
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Wyndham Worldwide Corp., 2.95%, 3/1/17		20,000	19,925
HOUSEHOLD PRODUCTS — 0.2%
Jarden Corp., 8.00%, 5/1/16		45,000	49,275
INSURANCE — 1.3%
American International Group, Inc., 5.85%, 1/16/18		40,000	44,347
Aviva plc, 4.73%, 11/29/49	EUR	50,000	47,773
AXA SA, MTN, 6.21%, 10/29/49	EUR	50,000	47,396
CNP Assurances, 6.00%, 9/14/40	EUR	50,000	44,546
Genworth Financial, Inc., 7.625%, 9/24/21		$10,000	9,470
Hartford Financial Services Group, Inc., 6.30%, 3/15/18		20,000	21,909
International Lease Finance Corp., 5.75%, 5/15/16		10,000	10,158
Lincoln National Corp., 6.25%, 2/15/20		20,000	22,681
MetLife, Inc., 6.75%, 6/1/16		30,000	35,221
Prudential Financial, Inc., 5.375%, 6/21/20		20,000	22,182
Swiss Reinsurance Co. via ELM BV, 5.25%, 5/29/49	EUR	50,000	54,733
			360,416
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22(1)		$10,000	10,225
International Business Machines Corp., 1.95%, 7/22/16		30,000	30,903
			41,128
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22		20,000	20,146
Caterpillar, Inc., 2.60%, 6/26/22		10,000	10,004
Deere & Co., 3.90%, 6/9/42		10,000	9,995
			40,145

14

Principal Amount	Value
MEDIA — 1.8%
Comcast Corp., 5.90%, 3/15/16		$30,000	$34,590
Comcast Corp., 6.50%, 11/15/35		10,000	12,222
Comcast Corp., 6.40%, 5/15/38		30,000	36,743
DirecTV Holdings LLC / DirecTV Financing Co., Inc., 3.55%, 3/15/15		80,000	84,305
Discovery Communications LLC, 5.625%, 8/15/19		20,000	23,458
DISH DBS Corp., 6.75%, 6/1/21		50,000	54,250
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22		10,000	10,181
Lamar Media Corp., 7.875%, 4/15/18		70,000	77,350
News America, Inc., 4.50%, 2/15/21		20,000	21,982
Time Warner Cable, Inc., 6.75%, 7/1/18		40,000	48,814
Time Warner, Inc., 4.875%, 3/15/20		20,000	22,566
Time Warner, Inc., 4.90%, 6/15/42		10,000	10,201
Univision Communications, Inc., 6.875%, 5/15/19(1)		30,000	31,050
Viacom, Inc., 4.375%, 9/15/14		30,000	32,133
			499,845
METALS AND MINING — 0.2%
ArcelorMittal, 6.25%, 2/25/22		10,000	9,819
Newmont Mining Corp., 3.50%, 3/15/22		10,000	9,898
Vale Overseas Ltd., 5.625%, 9/15/19		30,000	33,427
			53,144
MULTI-UTILITIES — 1.2%
Consumers Energy Co., 2.85%, 5/15/22		10,000	10,203
Dominion Resources, Inc., 4.90%, 8/1/41		30,000	34,093
Duke Energy Corp., 6.30%, 2/1/14		50,000	54,135
Enel SpA, MTN, 5.25%, 6/20/17	EUR	50,000	63,041
FirstEnergy Solutions Corp., 6.05%, 8/15/21		$20,000	22,020
GDF Suez, MTN, 5.625%, 1/18/16	EUR	30,000	43,453
GDF Suez, MTN, 2.75%, 10/18/17	EUR	40,000	53,013
Ipalco Enterprises, Inc., 5.00%, 5/1/18		$10,000	10,175
Pacific Gas & Electric Co., 5.80%, 3/1/37		10,000	12,490
Progress Energy, Inc., 3.15%, 4/1/22		10,000	10,121
San Diego Gas & Electric Co., 3.00%, 8/15/21		20,000	21,187
			333,931
OIL, GAS AND CONSUMABLE FUELS — 2.2%
Alpha Natural Resources, Inc., 6.00%, 6/1/19		50,000	42,875
Anadarko Petroleum Corp., 5.95%, 9/15/16		20,000	22,725
Apache Corp., 4.75%, 4/15/43		20,000	22,342
BP Capital Markets plc, 4.50%, 10/1/20		20,000	22,572
BP Capital Markets plc, MTN, 3.83%, 10/6/17	EUR	50,000	68,966
ConocoPhillips Holding Co., 6.95%, 4/15/29		$20,000	27,540
Devon Energy Corp., 5.60%, 7/15/41		10,000	11,663
Marathon Petroleum Corp., 3.50%, 3/1/16		20,000	20,990
Marathon Petroleum Corp., 5.125%, 3/1/21		10,000	11,224
Newfield Exploration Co., 5.625%, 7/1/24		50,000	51,188
Nexen, Inc., 5.875%, 3/10/35		10,000	10,064
Noble Energy, Inc., 4.15%, 12/15/21		20,000	21,087
Occidental Petroleum Corp., 2.70%, 2/15/23		20,000	20,189
Peabody Energy Corp., 6.50%, 9/15/20		55,000	55,963
Pemex Project Funding Master Trust, 6.625%, 6/15/35		30,000	35,850
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20		10,000	10,996
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21		30,000	32,505

15

Principal Amount	Value
Phillips 66, 4.30%, 4/1/22(1)		$10,000	$10,549
Pioneer Natural Resources Co., 3.95%, 7/15/22		10,000	10,052
SandRidge Energy, Inc., 8.75%, 1/15/20		40,000	41,900
Suncor Energy, Inc., 6.10%, 6/1/18		20,000	23,729
Talisman Energy, Inc., 7.75%, 6/1/19		20,000	24,587
Total Capital International SA, 1.55%, 6/28/17		10,000	10,040
			609,596
PAPER AND FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)		30,000	34,894
International Paper Co., 4.75%, 2/15/22		20,000	21,889
			56,783
PHARMACEUTICALS — 0.2%
GlaxoSmithKline Capital plc, 2.85%, 5/8/22		20,000	20,405
Roche Holdings, Inc., 6.00%, 3/1/19(1)		30,000	37,389
			57,794
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
American Tower Corp., 4.625%, 4/1/15		50,000	52,966
American Tower Corp., 4.70%, 3/15/22		10,000	10,294
Boston Properties LP, 3.85%, 2/1/23		10,000	10,124
Developers Diversified Realty Corp., 4.75%, 4/15/18		20,000	20,780
HCP, Inc., 3.75%, 2/1/16		40,000	41,648
Reckson Operating Partnership LP, 6.00%, 3/31/16		20,000	21,279
Simon Property Group LP, 5.10%, 6/15/15		60,000	65,339
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19		10,000	10,275
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21		10,000	10,414
			243,119
ROAD AND RAIL — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		20,000	21,226
CSX Corp., 4.25%, 6/1/21		10,000	10,950
Firstgroup plc, 6.125%, 1/18/19	GBP	10,000	16,529
			48,705
SOFTWARE — 0.1%
Oracle Corp., 6.125%, 7/8/39		$30,000	39,433
SPECIALTY RETAIL — 0.3%
Home Depot, Inc. (The), 5.95%, 4/1/41		10,000	13,079
Lowe’s Cos., Inc., 1.625%, 4/15/17		10,000	10,090
Sonic Automotive, Inc., 7.00%, 7/15/22(1)		50,000	52,000
			75,169
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Gap, Inc. (The), 5.95%, 4/12/21		10,000	10,390
Ltd. Brands, Inc., 6.625%, 4/1/21		40,000	43,900
			54,290
THRIFTS AND MORTGAGE FINANCE — 1.0%
Cie de Financement Foncier, 4.375%, 4/25/19	EUR	100,000	138,832
Cie de Financement Foncier, MTN, 4.50%, 5/16/18	EUR	110,000	154,084
			292,916
TOBACCO — 0.2%
Altria Group, Inc., 9.25%, 8/6/19		$30,000	41,760
Philip Morris International, Inc., 4.125%, 5/17/21		20,000	22,359
			64,119
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Cellco Partnership / Verizon Wireless Capital LLC, 8.50%, 11/15/18		50,000	68,544
TOTAL CORPORATE BONDS (Cost $7,052,973)			7,070,317

16

Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(2) — 12.2%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.8%
FHLMC, VRN, 2.90%, 7/15/12	$49,614	$51,867
FHLMC, VRN, 3.30%, 7/15/12	15,298	16,032
FHLMC, VRN, 6.15%, 7/15/12	22,280	24,172
FNMA, VRN, 2.73%, 7/25/12	29,569	30,696
FNMA, VRN, 3.90%, 7/25/12	29,294	31,016
FNMA, VRN, 3.90%, 7/25/12	22,718	24,077
FNMA, VRN, 5.98%, 7/25/12	49,312	54,098
		231,958
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 11.4%
FHLMC, 6.00%, 2/1/38	19,343	21,237
FHLMC, 4.00%, 12/1/40	13,692	14,749
FHLMC, 4.00%, 4/1/41	65,178	70,538
FNMA, 5.00%, 7/1/31	101,300	109,899
FNMA, 5.50%, 5/1/33	43,274	47,581
FNMA, 5.00%, 11/1/33	35,398	38,530
FNMA, 5.00%, 9/1/35	189,741	205,936
FNMA, 6.00%, 4/1/37	41,183	45,892
FNMA, 6.00%, 7/1/37	63,451	70,706
FNMA, 6.00%, 8/1/37	59,899	66,749
FNMA, 5.50%, 1/1/39	143,950	157,109
FNMA, 5.50%, 3/1/39	21,139	23,071
FNMA, 4.50%, 6/1/39	185,749	204,064
FNMA, 5.00%, 8/1/39	16,619	18,344
FNMA, 4.50%, 3/1/40	302,568	332,117
FNMA, 3.50%, 12/1/40	99,118	104,334
FNMA, 4.00%, 12/1/40	73,033	78,559
FNMA, 4.00%, 5/1/41	129,646	138,282
FNMA, 4.50%, 7/1/41	111,126	121,423
FNMA, 4.50%, 9/1/41	64,252	69,781
FNMA, 4.00%, 12/1/41	121,712	131,417
FNMA, 4.00%, 1/1/42	95,180	101,550
FNMA, 4.00%, 1/1/42	73,551	79,156
GNMA, 6.00%, 7/15/33	12,891	14,655
GNMA, 5.00%, 3/20/36	167,883	186,559
GNMA, 5.50%, 1/15/39	10,063	11,272
GNMA, 5.50%, 9/15/39	85,272	95,145
GNMA, 4.50%, 10/15/39	33,890	37,433
GNMA, 5.00%, 10/15/39	50,834	56,408
GNMA, 4.50%, 1/15/40	61,786	67,800
GNMA, 4.00%, 12/15/40	38,114	41,773
GNMA, 4.50%, 12/15/40	115,960	128,081
GNMA, 4.00%, 1/20/41	176,348	193,044
GNMA, 4.00%, 12/15/41	94,477	103,400
		3,186,594
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $3,386,958)		3,418,552
Municipal Securities — 3.7%
California GO, (Building Bonds), 7.30%, 10/1/39	20,000	25,085
Georgia Road & Tollway Authority Rev., Series 2011 A, 5.00%, 3/1/21	315,000	397,584
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	20,000	21,954
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	30,000	39,295
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	25,000	30,964
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	25,000	36,741
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	25,000	35,442
Ohio State University (The) Rev., (Building Bonds), 4.91%, 6/1/40	25,000	30,307
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	25,000	30,148
Washington GO, Series 2012 R 5.00%, 7/1/23	320,000	396,182
TOTAL MUNICIPAL SECURITIES(Cost $1,041,114)		1,043,702
U.S. Treasury Securities — 3.6%
U.S. Treasury Bonds, 5.50%, 8/15/28	50,000	72,039
U.S. Treasury Bonds, 3.00%, 5/15/42	75,000	78,738
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14	195,687	202,185

17

Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	$177,428	$193,160
U.S. Treasury Notes, 2.375%, 7/31/17	250,000	270,137
U.S. Treasury Notes, 1.875%, 10/31/17(3)	150,000	158,356
U.S. Treasury Notes, 2.625%, 4/30/18	45,000	49,419
TOTAL U.S. TREASURY SECURITIES (Cost $1,021,597)		1,024,034
Commercial Mortgage-Backed Securities(2) — 2.2%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	50,000	52,253
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-2, Class A5 SEQ, 4.58%, 11/10/38	50,000	52,210
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.39%, 7/15/12	25,000	27,069
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 7/1/12	50,000	49,955
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	57,411	58,155
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 7/1/12	50,000	53,994
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 7/1/12	50,000	53,632
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	75,000	81,173
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(1)	25,000	26,038
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 7/11/12	35,000	37,655
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	21,489	21,721
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	100,000	107,506
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES(Cost $623,240)		621,361
Collateralized Mortgage Obligations(2) — 1.2%
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	33,510	35,486
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.52%, 7/1/12	30,719	26,522
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.66%, 7/1/12	30,000	29,792
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.00%, 7/1/12	15,819	16,512
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	48,599	48,154
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	7,115	7,115
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	11,392	11,561
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-6, Class A1 SEQ, 5.25%, 8/25/35	6,663	6,681
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A19 SEQ, 6.00%, 8/25/36	15,189	15,296

18

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	$22,587	$22,416
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	33,076	32,469
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 5.28%, 7/1/12	19,400	16,565
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.62%, 7/1/12	10,526	9,141
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	53,215	53,179
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	12,360	12,838
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS(Cost $337,979)		343,727
U.S. Government Agency Securities — 0.4%
FHLMC, 5.00%, 2/16/17 (Cost $117,696)	100,000	118,897

Shares		Value
Temporary Cash Investments — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 2/15/15 - 6/30/16, valued at $97,246), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $95,394)		$95,393
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $97,548), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $95,393)		95,392
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $24,293), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $23,848)		23,848
SSgA U.S. Government Money Market Fund	85,257	85,257
TOTAL TEMPORARY CASH INVESTMENTS (Cost $299,890)		299,890
TOTAL INVESTMENT SECURITIES — 93.5% (Cost $26,421,965)		26,310,816
OTHER ASSETS AND LIABILITIES — 6.5%(4)		1,819,734
TOTAL NET ASSETS — 100.0%		$28,130,550

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
193,800	CHF for EUR	UBS AG	7/27/12	$204,294	$(2,823)
50,980	EUR for CHF	Deutsche Bank	7/27/12	64,527	412
84,784	EUR for SEK	UBS AG	7/27/12	107,314	775
84,934	EUR for SEK	Deutsche Bank	7/27/12	107,504	1,787
771,500	SEK for EUR	UBS AG	7/27/12	111,431	4,419
300	AUD for USD	Barclays Bank plc	7/27/12	306	5
600	CAD for USD	Barclays Bank plc	7/27/12	589	4
400	CAD for USD	HSBC Holdings plc	7/27/12	393	(13)
6,000	CAD for USD	Westpac Group	7/27/12	5,890	35
100	CHF for USD	Barclays Bank plc	7/27/12	105	2
133,340	CHF for USD	UBS AG	7/27/12	140,560	2,433
3,400	EUR for USD	Barclays Bank plc	7/27/12	4,304	62
14,200	GBP for USD	Westpac Group	7/27/12	22,238	72
151,931,005	KRW for USD	HSBC Holdings plc	7/27/12	132,503	(438)

19

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
49,500	NOK for USD	Barclays Bank plc	7/27/12	$8,314	$195
394,572	NOK for USD	Deutsche Bank	7/27/12	66,273	(2,253)
13,100	NOK for USD	HSBC Holdings plc	7/27/12	2,200	(84)
48,200	SEK for USD	Barclays Bank plc	7/27/12	6,962	260
17,500	SEK for USD	HSBC Holdings plc	7/27/12	2,528	(66)
77,400	SGD for USD	HSBC Holdings plc	7/27/12	61,101	(819)
1,192,900	TWD for USD	HSBC Holdings plc	7/27/12	40,004	(557)
				$1,089,340	$3,408

(Value on Settlement Date $1,085,932)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
161,454	EUR for CHF	UBS AG	7/27/12	$204,359	$2,759
61,200	CHF for EUR	Deutsche Bank	7/27/12	64,514	(400)
758,900	SEK for EUR	UBS AG	7/27/12	109,611	(3,071)
744,700	SEK for EUR	Deutsche Bank	7/27/12	107,560	(1,843)
85,419	EUR for SEK	UBS AG	7/27/12	108,118	(1,106)
8,100	AUD for USD	Barclays Bank plc	7/27/12	8,272	(428)
9,100	AUD for USD	HSBC Holdings plc	7/27/12	9,293	34
435,345	AUD for USD	Westpac Group	7/27/12	444,564	2,144
11,200	CAD for USD	Barclays Bank plc	7/27/12	10,995	(241)
603,439	CAD for USD	Barclays Bank plc	7/27/12	592,400	17,621
3,400	CHF for USD	HSBC Holdings plc	7/27/12	3,584	165
296,089	CHF for USD	UBS AG	7/27/12	312,122	11,251
35,000	DKK for USD	Barclays Bank plc	7/27/12	5,961	(72)
495,933	DKK for USD	UBS AG	7/27/12	84,469	3,296
4,363,180	EUR for USD	Barclays Bank plc	7/27/12	5,522,648	206,862
63,000	EUR for USD	Barclays Bank plc	7/27/12	79,742	(996)
29,800	EUR for USD	HSBC Holdings plc	7/27/12	37,719	1,741
20,500	EUR for USD	Westpac Group	7/27/12	25,948	(81)
72,800	GBP for USD	Barclays Bank plc	7/27/12	114,009	(1,959)
1,600	GBP for USD	Barclays Bank plc	7/27/12	2,506	(14)
1,565,981	GBP for USD	Deutsche Bank	7/27/12	2,452,417	41,141
4,700	GBP for USD	HSBC Holdings plc	7/27/12	7,360	260
228,041	GBP for USD	UBS AG	7/27/12	357,125	9,763
27,521	GBP for USD	Westpac Group	7/27/12	43,099	(64)
1,531,800	JPY for USD	Barclays Bank plc	7/27/12	19,170	426
199,500	JPY for USD	Barclays Bank plc	7/27/12	2,497	6
442,665,884	JPY for USD	Barclays Bank plc	7/27/12	5,539,720	(50,039)
11,621,854	JPY for USD	Deutsche Bank	7/27/12	145,441	578
2,184,600	JPY for USD	HSBC Holdings plc	7/27/12	27,339	(77)
5,100,600	JPY for USD	Westpac Group	7/27/12	63,831	979
5,200	NOK for USD	Barclays Bank plc	7/27/12	873	(14)
700	NZD for USD	Barclays Bank plc	7/27/12	559	(6)
19,594	NZD for USD	Westpac Group	7/27/12	15,659	352
21,800	SEK for USD	Barclays Bank plc	7/27/12	3,149	(59)
767,039	SEK for USD	Barclays Bank plc	7/27/12	110,786	2,328
				$16,637,419	$241,236

(Value on Settlement Date $16,878,655)

20

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
9	U.S. Treasury 10-Year Notes	September 2012	$1,200,375	$(4,942)

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
DKK = Danish Krone
EUR = Euro
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
JPY = Japanese Yen
KRW = Korea Won
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
PHHMC = PHH Mortgage Corporation
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
TWD = Taiwanese Dollar
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $665,307, which represented 2.4% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.
(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $21,114.

(4)	Amount relates primarily to foreign currency holdings at period end.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $26,421,965)	$26,310,816
Foreign currency holdings, at value (cost of $1,502,092)	1,501,928
Receivable for investments sold	198,656
Receivable for capital shares sold	234
Receivable for variation margin on futures contracts	4,922
Unrealized gain on forward foreign currency exchange contracts	312,167
Interest receivable	264,699
28,593,422

Liabilities
Payable for investments purchased	370,073
Unrealized loss on forward foreign currency exchange contracts	67,523
Accrued management fees	20,602
Distribution and service fees payable	4,674
462,872

Net Assets	$28,130,550

Net Assets Consist of:
Capital paid in	$27,615,447
Undistributed net investment income	388,131
Undistributed net realized gain	3,939
Net unrealized appreciation	123,033
$28,130,550

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$8,514,107	835,520	$10.19
Institutional Class	$7,626,998	747,869	$10.20
A Class	$6,562,891	644,722	$10.18*
C Class	$2,710,480	267,096	$10.15
R Class	$2,716,074	267,096	$10.17

*Maximum offering price $10.66 (net asset value divided by 0.955)

See Notes to Financial Statements.

22

Statement of Operations

FOR THE PERIOD ENDED JUNE 30, 2012(1)
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $174)	$273,265

Expenses:
Management fees	101,868
Distribution and service fees:
A Class	6,683
C Class	11,108
R Class	5,560
Trustees’ fees and expenses	630
125,849

Net investment income (loss)	147,416

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(40,170)
Futures contract transactions	(16,815)
Foreign currency transactions	287,776
230,791

Change in net unrealized appreciation (depreciation) on:
Investments	(111,149)
Futures contracts	(4,942)
Translation of assets and liabilities in foreign currencies	239,124
123,033

Net realized and unrealized gain (loss)	353,824

Net Increase (Decrease) in Net Assets Resulting from Operations	$501,240

(1) January 31, 2012 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

PERIOD ENDED JUNE 30, 2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$147,416
Net realized gain (loss)	230,791
Change in net unrealized appreciation (depreciation)	123,033
Net increase (decrease) in net assets resulting from operations	501,240

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	27,629,310

Net increase (decrease) in net assets	28,130,550

Net Assets
End of period	$28,130,550

Undistributed net investment income	$388,131

(1)  January 31, 2012 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

24

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term total return. The fund pursues its objective by investing primarily in non-money market debt securities of issuers located in developed countries world-wide (including the United States) and may invest up to 35% of its assets in high-yield and/or emerging markets debt securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on January 31, 2012, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

25

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

26

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 0.95% for the Investor Class, A Class, C Class and R Class and 0.75% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period January 31, 2012 (fund inception) through June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc., the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 97% of the outstanding shares of the fund. ACIM does not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period January 31, 2012 (fund inception) through June 30, 2012 totaled $34,193,042, of which $5,776,218 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period January 31, 2012 (fund inception) through June 30, 2012 totaled $7,442,861, of which $1,243,522 represented U.S. Treasury and Government Agency obligations.

On January 31, 2012, the fund incurred a purchase in kind of debt securities valued at $26,256,132. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

27

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Period ended June 30, 2012(1)
	Shares	Amount
Investor Class
Sold	843,948	$8,445,480
Redeemed	(8,428)	(84,573)
	835,520	8,360,907
Institutional Class
Sold	747,869	7,478,686
A Class
Sold	645,054	6,451,146
Redeemed	(332)	(3,347)
	644,722	6,447,799
C Class
Sold	267,096	2,670,959
R Class
Sold	267,096	2,670,959
Net increase (decrease)	2,762,303	$27,629,310

(1)  January 31, 2012 (fund inception) through June 30, 2012.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

28

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Sovereign Governments and Agencies	—	$12,370,336	—
Corporate Bonds	—	7,070,317	—
U.S. Government Agency Mortgage-Backed Securities	—	3,418,552	—
Municipal Securities	—	1,043,702	—
U.S. Treasury Securities	—	1,024,034	—
Commercial Mortgage-Backed Securities	—	621,361	—
Collateralized Mortgage Obligations	—	343,727	—
U.S. Government Agency Securities	—	118,897	—
Temporary Cash Investments	$85,257	214,633	—
Total Value of Investment Securities	$85,257	$26,225,559	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$244,644	—
Futures Contracts	$(4,942)	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(4,942)	$244,644	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility

29

that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of June 30, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$312,167	Unrealized loss on forward foreign currency exchange contracts	$67,523
Interest Rate Risk	Receivable for variation margin on futures contracts*	4,922	Payable for variation margin on futures agreements*	—
		$317,089		$67,523
*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Period January 31, 2012 (fund inception) through June 30, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$289,674	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$244,644
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(16,815)	Change in net unrealized appreciation (depreciation) on futures contracts	(4,942)
		$272,859		$239,702

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period January 31, 2012 (fund inception) through June 30, 2012.

30

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$26,423,366
Gross tax appreciation of investments	$191,177
Gross tax depreciation of investments	(303,727)
Net tax appreciation (depreciation) of investments	$(112,550)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(3,671)
Other book-to-tax adjustments	(15,215)
Net tax appreciation (depreciation)	$(131,436)
Undistributed ordinary income	$647,024
Accumulated long-term capital losses	$(485)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

31

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012(3)	$10.00	0.06	0.13	0.19	$10.19	1.90%	0.96%(4)	1.44%(4)	29%	$8,514
Institutional Class
2012(3)	$10.00	0.07	0.13	0.20	$10.20	2.00%	0.76%(4)	1.64%(4)	29%	$7,627
A Class
2012(3)	$10.00	0.05	0.13	0.18	$10.18	1.80%	1.21%(4)	1.19%(4)	29%	$6,563
C Class
2012(3)	$10.00	0.02	0.13	0.15	$10.15	1.50%	1.96%(4)	0.44%(4)	29%	$2,710
R Class
2012(3)	$10.00	0.04	0.13	0.17	$10.17	1.70%	1.46%(4)	0.94%(4)	29%	$2,716

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	January 31, 2012 (fund inception) through June 30, 2012.
(4)	Annualized.

See Notes to Financial Statements.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds
and Shareholders of the Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Bond Fund (one of the two funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period January 31, 2012 (commencement of operations) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

33

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Office since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Approval of Management Agreement

At a meeting held on September 28, 2011, the Fund’s Board of Trustees unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent trustees (the “Trustees”) each year and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the fund. The materials circulated in advance of the meeting and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor would provide to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, because the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies.

37

When considering the approval of the management agreement for the Fund, the Board considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. The Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the Fund.

In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the Trustees, concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century International Bond Funds

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75880   1208

ANNUAL REPORT                  JUNE 30, 2012

International Bond Fund

Table of Contents

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	29
Management	30
Approval of Management Agreement	33
Additional Information	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Flight to Quality as Economic and Financial Uncertainties Resurfaced

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with increased uncertainty surrounding near-term economic growth levels in major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in influential emerging economies such as China.

These near-term uncertainties manifested themselves in asset returns for the 12 months ended June 30, 2012. Assets perceived to be “safe-haven” investments rallied—the 30-year U.S. Treasury bond posted a 39% total return. At the other end of the spectrum, international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and currencies of other struggling economies. Commodity prices also plunged during the period.

Unfortunately, the instability that triggered much of this flight-to-quality trading remains largely in place, and the coming months may bring additional uncertainties about the U.S. presidential election and what might happen when various U.S. tax cuts and other stimulative measures expire in 2013 (the so-called “Fiscal Cliff”). In this uncertain, unstable environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

International bonds posted solid gains for the 12 months ended June 30, 2012. For U.S. investors, however, a stronger U.S. dollar erased a significant portion of these gains, leaving a return of less than 1% for unhedged international bonds (see the table below).

One factor contributing to the rally in international bonds was a worsening sovereign debt crisis in Europe. Greece was at the forefront of the crisis, staving off a potential default on its sovereign debt with a restructuring agreement, and then facing election turmoil that could lead the country to leave the eurozone. Troubles also spread to larger, fiscally troubled countries such as Italy and Spain, where a faltering banking sector rekindled fears of a financial crisis in Europe. Fortunately, an emphasis on high credit quality (AA or higher) in our international bond portfolios prevented them from having direct exposure to the weakest sovereign debt markets as these events unfolded.

Another factor impacting international bond market performance was a broad slowdown in global economic growth during the period. A number of European countries faced recessions, brought on in part by austerity measures intended to bring fiscal deficits under control. The economic weakness in Europe also impacted fast-growing emerging markets such as China, where exports to Europe and other developed countries are a meaningful component of the economy. Even the U.S. economy, which appeared to pick up steam in late 2011 and early 2012, slowed appreciably by the end of the reporting period.

In this environment, bond yields fell around the globe, with yields in many countries approaching record lows. The main exceptions were peripheral European countries, where concerns about fiscal deficits led to higher bond yields.

On the currency side, the U.S. dollar strengthened against most major currencies, reducing international bond returns for U.S. investors. The dollar appreciated by more than 14% versus the euro, 5% against the Australian dollar, and 2% against the British pound. The main exception was the Japanese yen; the dollar declined by about 1% versus the yen for the 12 months.

Major Currency and Global Bond Market Returns
For the 12 months ended June 30, 2012
Currency Returns*
U.S. Dollar vs. Euro	14.60%
U.S. Dollar vs. Japanese Yen	-0.71%
International Bond Market Return (in dollars)
Barclays Global Treasury ex-U.S. Bond Index	0.73%
Barclays Global Aggregate Bond Index (USD, hedged)	6.70%

*All percentage changes in foreign exchange rates are calculated on the basis of that currency per one U.S. dollar.

Performance

Total Returns as of June 30, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	0.36%	5.18%	6.68%	6.02%	1/7/92
Barclays Global Treasury ex-U.S. Bond Index	—	0.73%	7.37%	7.18%	6.38%(1)	—
Institutional Class	AIDIX	0.49%	5.37%	—	5.16%	8/2/04
A Class(2) No sales charge* With sales charge*	AIBDX	0.03% -4.48%	4.86% 3.91%	6.40% 5.91%	4.52% 4.17%	10/27/98
C Class	AIQCX	-0.73%	—	—	2.85%	9/28/07
R Class	AIBRX	-0.22%	—	—	3.36%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 12/31/91, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.81%	0.61%	1.06%	1.81%	1.31%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: John Lovito, Federico Garcia Zamora, and Simon Chester

Performance Summary

International Bond returned 0.36%* for the fiscal year ended June 30, 2012, compared with the 0.73% return of its benchmark, the Barclays Global Treasury ex-U.S. Bond Index.

The modest gains for both International Bond and its benchmark index reflected the broad rally in international bond markets, tempered by the mitigating impact of the stronger U.S. dollar (see page 3 for more details). The fund’s underperformance of its benchmark during the 12-month period was driven primarily by currency positioning and exposure to non-government bonds.

It’s also worth noting that the return for the benchmark was calculated as of 4:00 pm London time (11:00 am Eastern U.S. time) on the last day of the period, while the fund’s return was calculated as of 4:00 pm Eastern U.S. time. Currency fluctuations in between these times can have an impact on relative performance. In addition, the fund’s results reflected operating expenses, while the benchmark’s returns did not.

Defensive Positioning Added Value

The fund’s mandate to focus on high-quality bonds (those rated AA or higher) contributed positively to performance for the 12-month period as higher-quality securities outperformed. In addition, the fund was defensively positioned in Europe, with overweight positions in high-quality core European countries such as Germany and the Netherlands, and limited exposure to peripheral European countries such as Italy and Spain.

We further reduced the fund’s holdings of peripheral European bonds during the reporting period by eliminating Italy and Spain from the portfolio when their sovereign debt was downgraded and no longer met the credit-quality standards of the portfolio. (The fund had no exposure to Greece or Portugal, which also do not meet the fund’s credit-quality requirements.) We also increased the fund’s exposure to the U.K., shifting from an underweight position at the beginning of the period to one of the fund’s largest overweight positions by the end of the period. This shift paid off as the U.K. bond market posted strong returns for the 12 months.

On the downside, underweight positions in Japan and South Korea hurt results as these bond markets outperformed during the fiscal year. Positioning for a flatter yield curve (a narrower gap between long- and short-term interest rates) in the U.K. bond market also weighed on results.

Sector Allocation Detracted

International Bond’s exposure to non-government securities had a modestly negative impact on relative performance as government bonds outperformed non-government bonds throughout much of the period. The fund’s non-government holdings included selected corporate bonds, supra-national securities (such as those issued by the European Investment Bank), and covered bonds, which are typically backed by a pool of mortgages or other debt.

*All fund returns referenced in this commentary are for Investor Class shares.

We meaningfully reduced the fund’s non-government holdings during the period, taking profits and lowering the fund’s risk profile after a period of outperformance in late 2011 and early 2012. We reduced the fund’s non-government exposure from a peak of approximately 12% of the portfolio to 7% by the end of the reporting period.

Currency Positioning Weighed on Performance

The fund’s currency positioning was little changed throughout the fiscal year. The fund had an emphasis on currencies in economically sensitive countries with commodity-based economies, strong fiscal positions, robust banking sectors, and exposure to fast-growing emerging markets. These included overweight positions in the Australian dollar, New Zealand dollar, Canadian dollar, and Norwegian krone. At the same time, the fund held underweight positions in the U.S. dollar, the euro, and the Japanese yen.

Overall, the fund’s currency positioning detracted from performance as the U.S. dollar and Japanese yen strengthened versus other currencies, while the economically sensitive currencies were held in check by the broad slowdown in global economic growth.

A Look Ahead

The themes that have dominated the global bond markets over the last 12–24 months are likely to continue as we move into the second half of 2012. We expect to see modest global economic growth, at an annual rate of 1–3%, over the next six to 12 months. We also expect interest rates to remain low around the world as central banks maintain their accommodative policies to stimulate economic activity. Even central banks in China and other emerging markets are becoming more accommodative, which should bode well for the economically sensitive currencies we favor in the portfolio.

We expect the situation in Europe to remain volatile and will likely continue to be the main factor influencing international bond performance in the coming months. At the European Union summit at the end of June, the EU made some decisions—such as creating a unified banking regulator and a new bank recapitalization fund—that took the markets by surprise. We believe that Europe will eventually move toward greater fiscal integration and debt mutualization, but these developments will happen over an extended period of time.

Within the portfolio, we intend to maintain our defensive positioning, with a continued focus on high-quality bonds and fiscally strong currencies.

Fund Characteristics

JUNE 30, 2012
Portfolio at a Glance
Average Duration (effective)	7.1 years
Weighted Average Life	10.2 years

Bond Holdings by Country	% of net assets
United Kingdom	20.5%
Japan	20.5%
Germany(1)	8.6%
Austria(1)	4.8%
Finland(1)	4.7%
France(1)	4.7%
Netherlands(1)	4.7%
Canada	4.4%
Belgium(1)	3.9%
Denmark	3.4%
Multi-National	3.1%
Australia	2.6%
Sweden	1.2%
Switzerland	0.5%
Norway	0.4%
New Zealand	0.3%
Cash and Equivalents(2)	11.7%
(1)These countries are members of the eurozone. (2)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Government Bonds	81.3%
Credit	7.0%
Temporary Cash Investments	5.7%
Other Assets and Liabilities	6.0%*
*Amount relates primarily to foreign currency holdings at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2012 to June 30, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period(1) 1/1/12 – 6/30/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,007.70	$3.99	0.80%
Institutional Class	$1,000	$1,008.40	$3.00	0.60%
A Class	$1,000	$1,006.30	$5.24	1.05%
C Class	$1,000	$1,002.80	$8.96	1.80%
R Class	$1,000	$1,004.90	$6.48	1.30%
Hypothetical
Investor Class	$1,000	$1,020.89	$4.02	0.80%
Institutional Class	$1,000	$1,021.88	$3.02	0.60%
A Class	$1,000	$1,019.64	$5.27	1.05%
C Class	$1,000	$1,015.91	$9.02	1.80%
R Class	$1,000	$1,018.40	$6.52	1.30%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

JUNE 30, 2012

		Principal Amount	Value
Government Bonds — 81.3%
AUSTRALIA — 2.6%
Government of Australia, 6.50%, 5/15/13	AUD	12,450,000	$13,140,099
Government of Australia, 5.75%, 7/15/22	AUD	6,440,000	8,130,573
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	12,100,000	13,624,723
			34,895,395
AUSTRIA — 4.8%
Republic of Austria, 3.40%, 10/20/14(1)	EUR	16,280,000	21,950,111
Republic of Austria, 4.35%, 3/15/19(1)	EUR	10,780,000	15,678,012
Republic of Austria, 3.90%, 7/15/20(1)	EUR	11,590,000	16,506,864
Republic of Austria, 4.15%, 3/15/37(1)	EUR	7,285,000	10,663,970
			64,798,957
BELGIUM — 3.9%
Kingdom of Belgium, 4.00%, 3/28/14	EUR	10,100,000	13,468,920
Kingdom of Belgium, 4.00%, 3/28/18	EUR	12,195,000	16,799,488
Kingdom of Belgium, 3.75%, 9/28/20	EUR	8,370,000	11,237,041
Kingdom of Belgium, 5.00%, 3/28/35	EUR	7,800,000	11,610,481
			53,115,930
CANADA — 4.4%
Government of Canada, 5.00%, 6/1/14	CAD	20,090,000	21,213,390
Government of Canada, 1.50%, 3/1/17	CAD	3,000,000	2,980,847
Government of Canada, 5.75%, 6/1/33	CAD	10,240,000	15,787,061
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	7,920,000	8,237,469
Province of Ontario Canada, 4.40%, 6/2/19	CAD	9,500,000	10,579,142
			58,797,909
DENMARK — 3.4%
Kingdom of Denmark, 4.00%, 11/15/17	DKK	75,000,000	15,027,064
Kingdom of Denmark, 4.00%, 11/15/19	DKK	8,300,000	1,708,487
Kingdom of Denmark, 7.00%, 11/10/24	DKK	51,900,000	14,029,326
Kingdom of Denmark, 4.50%, 11/15/39	DKK	60,760,000	15,245,590
			46,010,467
FINLAND — 4.7%
Government of Finland, 3.125%, 9/15/14	EUR	11,440,000	15,384,314
Government of Finland, 3.875%, 9/15/17	EUR	13,290,000	19,127,494
Government of Finland, 4.375%, 7/4/19	EUR	2,725,000	4,075,006
Government of Finland, 3.375%, 4/15/20	EUR	10,380,000	14,670,810
Government of Finland, 4.00%, 7/4/25	EUR	7,070,000	10,540,179
			63,797,803
FRANCE — 3.6%
French Treasury Note, 2.25%, 2/25/16	EUR	18,980,000	25,028,917
Government of France, 4.00%, 4/25/14	EUR	4,370,000	5,890,283
Government of France, 3.25%, 10/25/21	EUR	2,440,000	3,259,775
Government of France, 5.50%, 4/25/29	EUR	3,580,000	5,763,065
Government of France, 4.75%, 4/25/35	EUR	5,590,000	8,453,145
			48,395,185
GERMANY — 7.0%
German Federal Republic, 0.25%, 3/14/14	EUR	17,660,000	22,402,554
German Federal Republic, 2.00%, 2/26/16	EUR	19,300,000	25,883,184

Principal Amount	Value
German Federal Republic, 4.00%, 1/4/18	EUR	9,100,000	$13,518,878
German Federal Republic, 1.75%, 7/4/22	EUR	10,010,000	12,859,587
German Federal Republic, 4.75%, 7/4/34	EUR	10,910,000	19,531,101
German Federal Republic, 4.25%, 7/4/39	EUR	400,000	701,137
			94,896,441
JAPAN — 20.5%
Government of Japan, 0.60%, 9/20/14	JPY	3,072,600,000	38,869,284
Government of Japan, 1.20%, 6/20/15	JPY	3,530,000,000	45,587,277
Government of Japan, 1.50%, 9/20/18	JPY	4,338,000,000	58,051,215
Government of Japan, 1.00%, 12/20/21	JPY	3,489,300,000	44,545,923
Government of Japan, 2.10%, 12/20/26	JPY	3,689,850,000	51,023,053
Government of Japan, 2.40%, 3/20/37	JPY	1,803,000,000	25,176,926
Government of Japan, 2.00%, 9/20/41	JPY	984,300,000	12,602,389
			275,856,067
NETHERLANDS — 4.7%
Kingdom of Netherlands, 4.25%, 7/15/13	EUR	7,600,000	10,022,261
Kingdom of Netherlands, 4.00%, 7/15/16	EUR	13,850,000	19,663,935
Kingdom of Netherlands, 3.50%, 7/15/20	EUR	15,510,000	22,041,868
Kingdom of Netherlands, 4.00%, 1/15/37	EUR	7,140,000	11,288,364
			63,016,428
NEW ZEALAND — 0.3%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	5,200,000	4,624,548
NORWAY — 0.4%
Government of Norway, 4.25%, 5/19/17	NOK	28,000,000	5,319,325
SWEDEN — 1.2%
Government of Sweden, 6.75%, 5/5/14	SEK	26,200,000	4,182,160
Government of Sweden, 4.25%, 3/12/19	SEK	47,530,000	8,155,390
Government of Sweden, 3.50%, 6/1/22	SEK	18,500,000	3,139,080
			15,476,630
SWITZERLAND — 0.5%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	4,600,000	5,453,458
Switzerland Government Bond, 2.50%, 3/8/36	CHF	1,030,000	1,428,967
			6,882,425
UNITED KINGDOM — 19.3%
Government of United Kingdom, 5.00%, 9/7/14	GBP	19,600,000	33,851,278
Government of United Kingdom, 4.00%, 9/7/16	GBP	23,240,000	41,456,656
Government of United Kingdom, 4.50%, 3/7/19	GBP	16,475,000	31,370,458
Government of United Kingdom, 3.75%, 9/7/21	GBP	21,900,000	40,388,993
Government of United Kingdom, 4.25%, 3/7/36	GBP	29,825,000	57,635,004
Government of United Kingdom, 4.50%, 12/7/42	GBP	19,610,000	39,590,359
Government of United Kingdom, 4.25%, 12/7/55	GBP	7,900,000	15,596,632
			259,889,380
TOTAL GOVERNMENT BONDS (Cost $1,036,383,251)			1,095,772,890
Credit — 7.0%
FRANCE — 1.1%
Cie de Financement Foncier MTN, 4.50%, 5/16/18	EUR	5,240,000	7,339,973
Cie de Financement Foncier, 4.375%, 4/25/19	EUR	5,500,000	7,635,779
			14,975,752

		Principal Amount	Value
GERMANY — 1.6%
Kreditanstalt fuer Wiederaufbau, 3.875%, 1/21/19	EUR	10,390,000	$15,101,647
Kreditanstalt fuer Wiederaufbau MTN, 4.625%, 1/4/23	EUR	3,790,000	5,931,992
			21,033,639
MULTI-NATIONAL — 3.1%
European Investment Bank MTN, 2.50%, 7/15/15	EUR	12,850,000	17,004,807
European Investment Bank MTN, 3.625%, 1/15/21	EUR	8,900,000	12,280,854
International Bank for Reconstruction & Development MTN, 3.875%, 5/20/19	EUR	8,500,000	12,428,685
			41,714,346
UNITED KINGDOM — 1.2%
Abbey National Treasury Services plc MTN, 5.125%, 4/14/22	GBP	2,200,000	3,709,071
Bank of Scotland plc MTN, 3.25%, 1/25/13	EUR	10,000,000	12,838,768
			16,547,839
TOTAL CREDIT (Cost $96,486,564)			94,271,576

	Shares/ Principal Amount	Value
Temporary Cash Investments — 5.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 2/15/15 - 6/30/16, valued at $24,935,656), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $24,460,758)		$24,460,554
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $25,013,170), in a joint trading account at 0.10%, dated 6/29/12, due 7/2/12 (Delivery value $24,460,758)		24,460,554
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $6,229,096), in a joint trading account at 0.06%, dated 6/29/12, due 7/2/12 (Delivery value $6,115,169)		6,115,138
SSgA U.S. Government Money Market Fund	21,861,498	21,861,498
U.S. Treasury Bill, 0.08%, 8/23/12(2)	$300,000	299,982
TOTAL TEMPORARY CASH INVESTMENTS (Cost $77,197,709)		77,197,726
TOTAL INVESTMENT SECURITIES — 94.0% (Cost $1,210,067,524)		1,267,242,192
OTHER ASSETS AND LIABILITIES(3) — 6.0%		81,262,603
TOTAL NET ASSETS — 100.0%		$1,348,504,795

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
6,370,000	CHF for EUR	UBS AG	7/27/12	$6,714,938	$(92,800)
1,724,310	EUR for CHF	Deutsche Bank	7/27/12	2,182,527	13,949
3,178,405	EUR for JPY	Deutsche Bank	7/27/12	4,023,032	(184,541)
6,647,733	EUR for JPY	UBS AG	7/27/12	8,414,296	192,378
2,720,119	EUR for SEK	Deutsche Bank	7/27/12	3,442,961	57,227
2,845,492	EUR for SEK	UBS AG	7/27/12	3,601,651	26,005
3,562,163	GBP for JPY	HSBC Holdings plc	7/27/12	5,578,555	65,036
1,728,858	GBP for JPY	UBS AG	7/27/12	2,707,493	(103,111)
429,428,000	JPY for EUR	UBS AG	7/27/12	5,374,055	(31,295)
245,802,521	JPY for SEK	Deutsche Bank	7/27/12	3,076,083	(16,356)
24,640,000	SEK for EUR	UBS AG	7/27/12	3,558,848	141,135
450,000	AUD for USD	HSBC Holdings plc	7/27/12	459,529	(1,667)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
990,000	CAD for USD	Barclays Bank plc	7/27/12	$971,890	$21,305
13,961,261	CAD for USD	Barclays Bank plc	7/27/12	13,705,863	(407,683)
1,340,000	CAD for USD	HSBC Holdings plc	7/27/12	1,315,487	(41,871)
120,000	CHF for USD	Barclays Bank plc	7/27/12	126,498	1,492
370,000	CHF for USD	HSBC Holdings plc	7/27/12	390,036	(17,958)
145,330,000	CZK for USD	Deutsche Bank	7/27/12	7,205,861	(506,408)
3,010,000	DKK for USD	HSBC Holdings plc	7/27/12	512,673	(23,318)
123,219,133	DKK for USD	UBS AG	7/27/12	20,987,102	(818,893)
4,330,000	EUR for USD	Barclays Bank plc	7/27/12	5,480,651	68,476
17,037,878	EUR for USD	Barclays Bank plc	7/27/12	21,565,510	(807,780)
1,760,000	GBP for USD	HSBC Holdings plc	7/27/12	2,756,262	(97,437)
40,000	GBP for USD	Westpac Group	7/27/12	62,642	202
3,910,000	HKD for USD	Westpac Group	7/27/12	504,035	(56)
3,300,783,445	JPY for USD	Barclays Bank plc	7/27/12	41,307,487	373,122
47,076,989,996	KRW for USD	HSBC Holdings plc	7/27/12	41,056,920	(135,704)
170,000	NOK for USD	Barclays Bank plc	7/27/12	28,553	(1,015)
33,957,086	NOK for USD	Deutsche Bank	7/27/12	5,703,469	(193,906)
40,000	NZD for USD	Barclays Bank plc	7/27/12	31,968	(598)
200,000	NZD for USD	Barclays Bank plc	7/27/12	159,838	8,795
5,457,340	NZD for USD	Westpac Group	7/27/12	4,361,439	(98,005)
630,000	SEK for USD	Barclays Bank plc	7/27/12	90,993	(2,412)
1,760,000	SEK for USD	Barclays Bank plc	7/27/12	254,203	9,500
37,097,739	SEK for USD	Barclays Bank plc	7/27/12	5,358,166	(112,590)
14,210,000	SGD for USD	HSBC Holdings plc	7/27/12	11,217,614	(150,385)
40,940,000	TWD for USD	HSBC Holdings plc	7/27/12	1,372,941	(19,102)
				$235,662,069	$(2,886,269)

(Value on Settlement Date $238,548,338)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
5,306,830	EUR for CHF	UBS AG	7/27/12	$6,717,062	$90,675
2,070,000	CHF for EUR	Deutsche Bank	7/27/12	2,182,091	(13,513)
335,789,000	JPY for EUR	Deutsche Bank	7/27/12	4,202,214	5,359
644,406,000	JPY for EUR	UBS AG	7/27/12	8,064,386	157,532
23,850,000	SEK for EUR	Deutsche Bank	7/27/12	3,444,745	(59,011)
25,470,000	SEK for EUR	UBS AG	7/27/12	3,678,728	(103,081)
429,604,000	JPY for GBP	HSBC Holdings plc	7/27/12	5,376,257	137,261
223,860,000	JPY for GBP	UBS AG	7/27/12	2,801,485	9,119
4,241,685	EUR for JPY	UBS AG	7/27/12	5,368,867	36,482
21,805,502	SEK for JPY	Deutsche Bank	7/27/12	3,149,451	(57,011)
2,728,078	EUR for SEK	UBS AG	7/27/12	3,453,035	(35,322)
1,780,000	AUD for USD	Barclays Bank plc	7/27/12	1,817,692	(94,120)
150,000	AUD for USD	Barclays Bank plc	7/27/12	153,176	2,026
120,000	AUD for USD	Barclays Bank plc	7/27/12	122,541	(1,952)
1,011,753	AUD for USD	Westpac Group	7/27/12	1,033,177	4,982
110,000	AUD for USD	Westpac Group	7/27/12	112,329	(2,274)
240,000	CAD for USD	Barclays Bank plc	7/27/12	235,610	(1,726)
180,000	CAD for USD	Barclays Bank plc	7/27/12	176,707	6,367

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
3,041,236	CAD for USD	Deutsche Bank	7/27/12	$2,985,602	$(22,329)
400,000	CAD for USD	Deutsche Bank	7/27/12	392,683	(3,551)
20,000	CAD for USD	Westpac Group	7/27/12	19,634	(116)
60,000	CHF for USD	Barclays Bank plc	7/27/12	63,249	(920)
40,000	CHF for USD	Barclays Bank plc	7/27/12	42,166	2,022
7,750,941	CHF for USD	UBS AG	7/27/12	8,170,657	294,534
3,360,000	DKK for USD	Barclays Bank plc	7/27/12	572,287	(6,875)
5,740,000	DKK for USD	HSBC Holdings plc	7/27/12	977,656	(11,365)
1,780,000	EUR for USD	Barclays Bank plc	7/27/12	2,253,016	106,748
1,050,000	EUR for USD	Barclays Bank plc	7/27/12	1,329,026	(5,144)
500,000	EUR for USD	Barclays Bank plc	7/27/12	632,870	(9,125)
4,000,000	EUR for USD	HSBC Holdings plc	7/27/12	5,062,957	233,643
1,070,000	EUR for USD	HSBC Holdings plc	7/27/12	1,354,341	13,365
930,000	EUR for USD	HSBC Holdings plc	7/27/12	1,177,137	34,215
1,910,000	EUR for USD	Westpac Group	7/27/12	2,417,562	(7,581)
3,610,000	GBP for USD	Barclays Bank plc	7/27/12	5,653,470	(97,139)
600,000	GBP for USD	Barclays Bank plc	7/27/12	939,635	34,435
524,049	GBP for USD	Barclays Bank plc	7/27/12	820,691	(12,454)
240,000	GBP for USD	Barclays Bank plc	7/27/12	375,854	(2,155)
17,806,912	GBP for USD	Deutsche Bank	7/27/12	27,886,660	467,820
4,000,000	GBP for USD	HSBC Holdings plc	7/27/12	6,264,233	111,567
360,000	GBP for USD	HSBC Holdings plc	7/27/12	563,781	17,587
4,821,892	GBP for USD	UBS AG	7/27/12	7,551,363	249,976
2,551,239	GBP for USD	Westpac Group	7/27/12	3,995,389	(5,927)
137,360,000	JPY for USD	Barclays Bank plc	7/27/12	1,718,985	(10,357)
107,820,000	JPY for USD	Barclays Bank plc	7/27/12	1,349,308	8,439
70,430,000	JPY for USD	Barclays Bank plc	7/27/12	881,393	2,089
38,060,000	JPY for USD	Barclays Bank plc	7/27/12	476,300	10,577
590,573,730	JPY for USD	Deutsche Bank	7/27/12	7,390,705	29,402
46,250,000	JPY for USD	HSBC Holdings plc	7/27/12	578,793	(1,628)
184,880,000	JPY for USD	Westpac Group	7/27/12	2,313,671	35,500
10,760,000	NOK for USD	Barclays Bank plc	7/27/12	1,807,261	(42,464)
270,000	NOK for USD	Barclays Bank plc	7/27/12	45,350	(712)
930,000	NOK for USD	HSBC Holdings plc	7/27/12	156,204	5,933
80,000	NZD for USD	Barclays Bank plc	7/27/12	63,935	(727)
170,000	NZD for USD	Deutsche Bank	7/27/12	135,862	(5,200)
1,640,000	NZD for USD	HSBC Holdings plc	7/27/12	1,310,668	19,503
1,470,000	SEK for USD	Barclays Bank plc	7/27/12	212,318	(3,963)
1,420,000	SEK for USD	HSBC Holdings plc	7/27/12	205,096	5,393
				$152,237,321	$1,514,809

(Value on Settlement Date $153,752,130)

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
CZK = Czech Koruna
DKK = Danish Krone
EUR = Euro
GBP = British Pound
HKD = Hong Kong Dollar
JPY = Japanese Yen
KRW = Korea Won
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
SEK = Swedish Krona
SGD = Singapore Dollar
TWD = Taiwanese Dollar
USD = United States Dollar
†	Category is less than 0.05% of total net assets.
(1)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $64,798,957, which represented 4.8% of total net assets.

(2)	The rate indicated is the yield to maturity at purchase.
(3)	Amount relates primarily to foreign currency holdings at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2012
Assets
Investment securities, at value (cost of $1,210,067,524)	$1,267,242,192
Foreign currency holdings, at value (cost of $75,712,885)	75,938,124
Receivable for investments sold	8,588,006
Receivable for capital shares sold	583,613
Unrealized gain on forward foreign currency exchange contracts	3,111,173
Interest receivable	13,456,193
1,368,919,301

Liabilities
Payable for investments purchased	13,989,165
Payable for capital shares redeemed	1,087,095
Unrealized loss on forward foreign currency exchange contracts	4,482,633
Accrued management fees	829,350
Distribution and service fees payable	26,263
20,414,506

Net Assets	$1,348,504,795

Net Assets Consist of:
Capital paid in	$1,288,962,305
Undistributed net investment income	13,203,138
Accumulated net realized loss	(9,294,255)
Net unrealized appreciation	55,633,607
$1,348,504,795

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$894,449,592	62,174,352	$14.39
Institutional Class	$349,782,206	24,302,568	$14.39
A Class	$96,334,508	6,722,581	$14.33*
C Class	$7,692,372	536,428	$14.34
R Class	$246,117	17,135	$14.36

*Maximum offering price $15.01 (net asset value divided by 0.955)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2012
Investment Income (Loss)
Income:
Interest	$34,029,095

Expenses:
Management fees	10,289,561
Distribution and service fees:
A Class	250,383
B Class	951
C Class	85,201
R Class	1,182
Trustees’ fees and expenses	75,972
Other expenses	452
10,703,702

Net investment income (loss)	23,325,393

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,272,056
Futures contract transactions	1,393,581
Foreign currency transactions	(1,196,898)
6,468,739

Change in net unrealized appreciation (depreciation) on:
Investments	(19,616,498)
Futures contracts	554,443
Translation of assets and liabilities in foreign currencies	(4,964,160)
(24,026,215)

Net realized and unrealized gain (loss)	(17,557,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,767,917

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2012 AND JUNE 30, 2011
Increase (Decrease) in Net Assets	June 30, 2012	June 30, 2011
Operations
Net investment income (loss)	$23,325,393	$32,754,647
Net realized gain (loss)	6,468,739	7,032,240
Change in net unrealized appreciation (depreciation)	(24,026,215)	161,842,474
Net increase (decrease) in net assets resulting from operations	5,767,917	201,629,361

Distributions to Shareholders
From net investment income:
Investor Class	(19,770,208)	(43,376,216)
Institutional Class	(6,764,758)	(12,130,923)
A Class	(2,003,488)	(3,841,019)
B Class	(3,389)	(9,327)
C Class	(99,603)	(218,775)
R Class	(3,476)	(6,411)
From net realized gains:
Investor Class	—	(6,394,839)
Institutional Class	—	(1,666,487)
A Class	—	(599,295)
B Class	—	(1,902)
C Class	—	(42,714)
R Class	—	(1,125)
Decrease in net assets from distributions	(28,644,922)	(68,289,033)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	21,433,031	(291,241,383)

Net increase (decrease) in net assets	(1,443,974)	(157,901,055)

Net Assets
Beginning of period	1,349,948,769	1,507,849,824
End of period	$1,348,504,795	$1,349,948,769

Undistributed net investment income	$13,203,138	$18,082,238

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2012

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total return. The fund pursues its objective by investing in high-quality, non-dollar-denominated government and corporate debt securities issued outside the United States.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.4925% to 0.6100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2012 was 0.80% for the Investor Class, A Class, C Class and R Class and 0.60% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc., the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.  Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 20% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2012 were $617,388,131 and $649,018,427, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2012		Year ended June 30, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	15,469,033	$224,119,401	17,803,842	$251,343,037
Issued in reinvestment of distributions	1,253,548	18,242,762	3,083,942	42,785,732
Redeemed	(19,452,664)	(282,884,524)	(40,414,216)	(576,194,110)
	(2,730,083)	(40,522,361)	(19,526,432)	(282,065,341)
Institutional Class
Sold	10,419,634	150,680,694	8,452,326	119,853,819
Issued in reinvestment of distributions	453,592	6,593,422	946,397	13,114,198
Redeemed	(6,058,933)	(88,448,328)	(11,223,555)	(160,567,482)
	4,814,293	68,825,788	(1,824,832)	(27,599,465)
A Class
Sold	1,820,942	26,447,490	4,355,055	60,735,611
Issued in reinvestment of distributions	132,803	1,928,939	208,547	2,884,728
Redeemed	(2,496,046)	(36,286,186)	(3,049,566)	(43,424,562)
	(542,301)	(7,909,757)	1,514,036	20,195,777
B Class
Sold	660	10,006	2,612	37,930
Issued in reinvestment of distributions	110	1,615	407	5,637
Redeemed	(21,173)	(310,092)	(4,757)	(68,161)
	(20,403)	(298,471)	(1,738)	(24,594)
C Class
Sold	292,303	4,307,677	83,433	1,183,080
Issued in reinvestment of distributions	4,297	62,816	8,351	115,785
Redeemed	(212,241)	(3,075,872)	(211,483)	(3,000,921)
	84,359	1,294,621	(119,699)	(1,702,056)
R Class
Sold	8,560	124,230	27,756	401,493
Issued in reinvestment of distributions	238	3,476	545	7,536
Redeemed	(5,861)	(84,495)	(31,480)	(454,733)
	2,937	43,211	(3,179)	(45,704)
Net increase (decrease)	1,608,802	$21,433,031	(19,961,844)	$(291,241,383)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Government Bonds	—	$1,095,772,890	—
Credit	—	94,271,576	—
Temporary Cash Investments	$21,861,498	55,336,228	—
Total Value of Investment Securities	$21,861,498	$1,245,380,694	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(1,371,460)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the first two months of the period.

Value of Derivative Instruments as of June 30, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$3,111,173	Unrealized loss on forward foreign currency exchange contracts	$4,482,633

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$252,133	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(1,976,167)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,393,581	Change in net unrealized appreciation (depreciation) on futures contracts	554,443
		$1,645,714		$(1,421,724)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$28,644,922	$60,479,201
Long-term capital gains	—	$7,809,832

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,210,985,056
Gross tax appreciation of investments	$76,146,301
Gross tax depreciation of investments	(19,889,165)
Net tax appreciation (depreciation) of investments	$56,257,136
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(1,199,596)
Other book-to-tax adjustments	(1,613,169)
Net tax appreciation (depreciation)	$53,444,371
Undistributed ordinary income	$14,323,409
Accumulated short-term capital losses	$(8,225,290)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$14.65	0.24	(0.18)	0.06	(0.32)	—	(0.32)	$14.39	0.36%	0.81%	1.68%	50%	$894,450
2011	$13.45	0.31	1.53	1.84	(0.56)	(0.08)	(0.64)	$14.65	14.07%	0.81%	2.19%	44%	$951,100
2010	$14.38	0.35	(0.64)	(0.29)	(0.64)	—	(0.64)	$13.45	(2.39)%	0.82%	2.44%	64%	$1,135,772
2009	$15.13	0.43	(0.43)	—(3)	(0.54)	(0.21)	(0.75)	$14.38	0.16%	0.83%	3.05%	64%	$1,343,268
2008	$13.69	0.45	1.58	2.03	(0.59)	—	(0.59)	$15.13	15.03%	0.82%	3.01%	74%	$1,811,299
Institutional Class
2012	$14.66	0.27	(0.20)	0.07	(0.34)	—	(0.34)	$14.39	0.49%	0.61%	1.88%	50%	$349,782
2011	$13.46	0.34	1.53	1.87	(0.59)	(0.08)	(0.67)	$14.66	14.29%	0.61%	2.39%	44%	$285,697
2010	$14.39	0.38	(0.64)	(0.26)	(0.67)	—	(0.67)	$13.46	(2.19)%	0.62%	2.64%	64%	$286,817
2009	$15.15	0.46	(0.44)	0.02	(0.57)	(0.21)	(0.78)	$14.39	0.34%	0.63%	3.25%	64%	$228,895
2008	$13.70	0.48	1.58	2.06	(0.61)	—	(0.61)	$15.15	15.29%	0.62%	3.21%	74%	$250,179
A Class(7)
2012	$14.60	0.21	(0.20)	0.01	(0.28)	—	(0.28)	$14.33	0.03%	1.06%	1.43%	50%	$96,335
2011	$13.40	0.27	1.54	1.81	(0.53)	(0.08)	(0.61)	$14.60	13.84%	1.06%	1.94%	44%	$106,044
2010	$14.33	0.32	(0.65)	(0.33)	(0.60)	—	(0.60)	$13.40	(2.65)%	1.07%	2.19%	64%	$77,065
2009	$15.07	0.39	(0.43)	(0.04)	(0.49)	(0.21)	(0.70)	$14.33	(0.08)%	1.08%	2.80%	64%	$92,778
2008	$13.67	0.41	1.54	1.95	(0.55)	—	(0.55)	$15.07	14.50%	1.07%	2.76%	74%	$124,844

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$14.61	0.10	(0.20)	(0.10)	(0.17)	—	(0.17)	$14.34	(0.73)%	1.81%	0.68%	50%	$7,692
2011	$13.41	0.17	1.53	1.70	(0.42)	(0.08)	(0.50)	$14.61	12.96%	1.81%	1.19%	44%	$6,603
2010	$14.33	0.20	(0.63)	(0.43)	(0.49)	—	(0.49)	$13.41	(3.32)%	1.82%	1.44%	64%	$7,666
2009	$15.05	0.28	(0.43)	(0.15)	(0.36)	(0.21)	(0.57)	$14.33	(0.88)%	1.83%	2.05%	64%	$2,806
2008(4)	$14.55	0.22	0.69	0.91	(0.41)	—	(0.41)	$15.05	6.38%	1.82%(5)	1.93%(5)	74%(6)	$1,497
R Class
2012	$14.63	0.17	(0.20)	(0.03)	(0.24)	—	(0.24)	$14.36	(0.22)%	1.31%	1.18%	50%	$246
2011	$13.43	0.24	1.53	1.77	(0.49)	(0.08)	(0.57)	$14.63	13.52%	1.31%	1.69%	44%	$208
2010	$14.35	0.27	(0.63)	(0.36)	(0.56)	—	(0.56)	$13.43	(2.82)%	1.32%	1.94%	64%	$233
2009	$15.09	0.34	(0.42)	(0.08)	(0.45)	(0.21)	(0.66)	$14.35	(0.40)%	1.33%	2.55%	64%	$102
2008(4)	$14.55	0.28	0.69	0.97	(0.43)	—	(0.43)	$15.09	6.76%	1.32%(5)	2.45%(5)	74%(6)	$28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.
(4)	September 28, 2007 (commencement of sale) through June 30, 2008.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.
(7)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds and
Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (one of the two funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2012

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $29,489 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century International Bond Funds

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75841   1208

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $25,249
FY 2012:                    $27,746

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $187,038
FY 2012:                    $199,276

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY INTERNATIONAL BOND FUNDS

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 29, 2012

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 29, 2012